UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 25, 2006



                               ESCALA GROUP, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                      1-11988                22-2365834
            --------                      -------                ----------
 (State or other jurisdiction of        (Commission           (I.R.S. employer
 incorporation or organization)         file number)         identification no.)


                                623 Fifth Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (212) 421-9400
                                 --------------
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On July 25, 2006, the Board of Directors of Escala Group, Inc. (the "Company") ratified and approved the employment agreement (the "Walsh Employment Agreement"), dated as of May 11, 2006, between the Company and Matthew Walsh, pursuant to which Mr. Walsh will serve as Chief Financial Officer and Executive Vice President of the Company. The Walsh Employment Agreement has a term commencing May 11, 2006 and ending on June 30, 2009. Under the terms of the Walsh Employment Agreement, Mr. Walsh's base salary will be $350,000. Mr. Walsh will also be eligible to receive an annual cash bonus, based on individual and company-wide performance, for each of fiscal years 2007, 2008 and 2009, targeted at 60% of Mr. Walsh's base salary. Mr. Walsh is entitled to receive a guaranteed bonus for fiscal year 2006 of approximately $30,000, plus an annual non-accountable expense reimbursement of $12,000. In addition, Mr. Walsh is eligible to receive a long-term incentive award pursuant to the terms of an incentive compensation program. The Walsh Employment Agreement also provides for the Company to reimburse Mr. Walsh for various expenses, and for the payment of certain amounts in the event of termination of employment under specified circumstances.

     The foregoing discussion is qualified by reference to the full text of the Walsh Employment Agreement which is filed as an exhibit to this report on Form 8-K and is incorporated herein by reference in its entirety.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On July 25, 2006, the Company's Board of Directors appointed Irving Kagan to fill a vacancy on the Company's Board of Directors in the class of directors whose term expires in 2007. Mr. Kagan is currently a practicing attorney in New York. Mr. Kagan has served as general counsel with several public and private companies, including as senior vice president and general counsel of The Hertz Corporation from 1968 to 1986, and later as senior vice president, secretary, general counsel and member of the board of GAF Corporation from 1986 to 1993. Prior to his work in the private sector, Mr. Kagan held senior positions within the U.S. Department of Justice in the Antitrust Division.

     A copy of the press release dated July 26, 2006, announcing the appointment of Mr. Kagan, is attached hereto as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

  (c)     Exhibits

          10.1 Employment Agreement between Escala Group, Inc. and Matthew Walsh, dated as of May 11, 2006.

          99.1   Press Release issued by Escala Group, Inc. dated July 26, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 27, 2006


                                 ESCALA GROUP INC.



                                 By:/s/ Matthew Walsh
                                        ------------------------------------
                                        Name:   Matthew Walsh
                                        Title:  Chief Financial Officer and
                                                Executive Vice President